Exhibit 99.(h)(3)(B)

AMERICAN BEACON FUNDS

AMERICAN BEACON SELECT FUNDS

AMENDMENT TO

ADMINISTRATION AGREEMENT

The attached amended and restated Schedule A is hereby incorporated into the Administration Agreement dated May 10, 2012 (“Agreement”), by and among the American Beacon Funds and the American Beacon Select Funds, each a Massachusetts business trust (each a “Trust”), and American Beacon Advisors, Inc., a Delaware corporation (“AmBeacon”).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year written below.

Dated: July 1, 2014

AMERICAN BEACON FUNDS

AMERICAN BEACON SELECT FUNDS

/s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.

President

AMERICAN BEACON ADVISORS, INC.

/s/ Jeffrey K. Ringdahl

Jeffrey K. Ringdahl

Chief Operating Officer

RESTATED AND AMENDED

SCHEDULE A

Administrative Services Fees

A. American Beacon Funds

As compensation pursuant to Paragraph 9 of the Administration Agreement for services rendered pursuant to such Agreement, the American Beacon Funds shall pay to AmBeacon a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets:

1. Balanced Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Advisor Class Shares	0.30%
Y Class Shares	0.30%
AMR Class Shares	0.05%
A Class Shares	0.30%
C Class Shares	0.30%

2. Emerging Markets Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
AMR Class Shares	0.05%
A Class Shares	0.30%
C Class Shares	0.30%

3. Flexible Bond Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

4. High Yield Bond Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
AMR Class Shares	0.05%
A Class Shares	0.30%
C Class Shares	0.30%

A-1

5. Intermediate Bond Fund

Institutional Class Shares	0.05%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

6. International Equity Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Advisor Class Shares	0.30%
Retirement Class Shares	0.30%
Y Class Shares	0.30%
AMR Class Shares	0.05%
A Class Shares	0.30%
C Class Shares	0.30%

7. International Equity Index Fund

Institutional Class Shares	0.10%

8. Large Cap Value Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Advisor Class Shares	0.30%
Retirement Class Shares	0.30%
Y Class Shares	0.30%
AMR Class Shares	0.05%
A Class Shares	0.30%
C Class Shares	0.30%

9. Mid-Cap Value Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Advisor Class Shares	0.30%
Y Class Shares	0.30%
AMR Class Shares	0.05%
A Class Shares	0.30%
C Class Shares	0.30%

10. Retirement Income & Appreciation Fund

Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

A-2

11. S&P 500 Index Fund

Institutional Class Shares	0.10%
Investor Class Shares	0.30%

12. Short-Term Bond Fund

Institutional Class Shares	0.05%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

13. Small Cap Index Fund

Institutional Class Shares	0.10%

14. Small Cap Value Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Advisor Class Shares	0.30%
Retirement Class Shares	0.30%
Y Class Shares	0.30%
AMR Class Shares	0.05%
A Class Shares	0.30%
C Class Shares	0.30%

15. Treasury Inflation Protected Securities Fund

Institutional Class Shares	0.15%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

16. Zebra Global Equity Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

17. Zebra Small Cap Equity Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

A-3

18. Small Cap Value II Fund

Investor Class Shares	0.30%
Y Class Shares	0.30%

19. SiM High Yield Opportunities Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

20. Bridgeway Large Cap Value Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

21. Stephens Mid-Cap Growth Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

22. Stephens Small Cap Growth Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

23. Holland Large Cap Growth Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

24. The London Company Income Equity Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

A-4

25. Earnest Partners Emerging Markets Equity Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

26. SGA Global Growth Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

27. Acadian Emerging Markets Managed Volatility Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

28. Global Evolution Frontier Markets Income Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

29. Bahl & Gaynor Small Cap Growth Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

30. AHL Managed Futures Strategy Fund

Institutional Class Shares	0.30%
Investor Class Shares	0.30%
Y Class Shares	0.30%
A Class Shares	0.30%
C Class Shares	0.30%

A-5

To the extent and for such periods of time that any of the American Beacon Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing fee schedule shall be reduced by 0.05% with respect to the International Equity Index Fund, the S&P 500 Index Fund and the Small Cap Index Fund.

B. American Beacon Select Funds

As compensation pursuant to Paragraph 9 of the Administration Agreement for services rendered pursuant to such Agreement, the American Beacon Select Funds shall pay to AmBeacon a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets:

1. Money Market Select Fund

Select Class Shares	0.01%

2. U.S. Government Money Market Select Fund

Select Class Shares	0.01%

To the extent and for such periods of time that any of the American Beacon Select Funds invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing schedule shall be reduced by 0.01%.

Dated: July 1, 2014

A-6